EXHIBIT 10.2

                            ASSET PURCHASE AGREEMENT
                            ------------------------


          THIS AGREEMENT, dated as of September 5, 2003 (the "Effective Date"), is by and between GEORGIAN BANK, a banking corporation chartered under the laws of the State of Georgia having its principal offices in Powder Springs, Georgia ("Purchaser"), and G. TEEL ENTERPRISES, INC., a Georgia corporation having its principal offices in Alpharetta, Georgia ("Seller"):


                                   WITNESSETH:
                                   -----------

     WHEREAS, Seller is the owner of certain assets relating to its commercial lending business in the Alpharetta, Georgia area; and

     WHEREAS, Purchaser desires to acquire from Seller the assets described herein and to assume from Seller the liabilities described herein;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


ARTICLE I:  TRANSFER OF ASSETS AND ASSUMPTION OF LIABILITIES

Section 1.1.  Transferred Assets
--------------------------------

          As of the date of this Agreement and upon the terms and conditions set forth herein, Seller hereby sells, assigns, transfers, conveys and delivers to Purchaser, and Purchaser hereby purchases from Seller, all right, title and interest of Seller in all of the assets of Seller existing on such date (the "Assets"), including: (a) all leasehold improvements, furniture, fixtures, and equipment and other tangible personal property; (b) all of Seller's rights relating to its loan pipeline, including related loan fees;
     (c) all receivables and prepaid expenses, including offering costs associated with the Private Placement Memorandum; (d) all cash balances maintained in any and all bank accounts of Seller; and (e) all records and documents relating to the Assets.

          Notwithstanding the foregoing, no loans held by Seller shall be transferred to Purchaser pursuant to this Agreement.

Section 1.2.  Assumed Liabilities
---------------------------------

          As of the date of this Agreement and upon the terms and conditions set forth herein, Seller hereby assigns to Purchaser, and Purchaser hereby assumes from Seller, all obligations and liabilities of Seller existing on such date (the "Liabilities"), including: (a) $736,500 of incentive compensation payable; (b) all of Seller's obligations under a note in the principal amount of $600,000 issued by Seller and held by Riverside Bank;
     (c) Seller's obligations under its lease for its existing office space; and
     (d) other accrued liabilities.


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Section 1.3.  Purchase Price
----------------------------

          Purchaser shall pay Seller, as soon after the date of this Agreement as is practicable, a cash purchase price (the "Purchase Price") equal to the sum of $21,000, reflecting a total acquisition of Assets valued at $1,420,000 less the assumption of liabilities valued at $1,399,000.


ARTICLE II:  CLOSING DELIVERIES

Section 2.1.  Documents to be Delivered
---------------------------------------

          (a) All actions taken and documents delivered pursuant to this Agreement shall be deemed to have been taken and executed simultaneously on the Effective Date, and no action shall be deemed taken nor any document delivered until all have been taken and delivered.

          (b) Subject to all the terms and conditions of this Agreement, Seller shall deliver to Purchaser:

               (i) A Bill of Sale, in substantially the form attached hereto as Exhibit 2.1(b)(1) (the "Bill of Sale"), transferring to Purchaser
             -----------------
          all of Seller's interest in the Assets;

               (ii) An Assignment and Assumption Agreement, in substantially the form attached hereto as Exhibit 2.1(b)(2) (the "Assignment and Assumption Agreement"), pursuant to which Seller will assign, and Purchaser shall assume, the Liabilities; and

               (iii) Such certificates and other documents as Purchaser and its counsel may reasonably require to evidence the receipt by Seller of all necessary corporate and regulatory authorizations and approvals for the consummation of the transactions provided for in this Agreement.

          (c) Subject to all the terms and conditions of this Agreement, Purchaser shall deliver to Seller:

               (i) A certificate and receipt acknowledging the delivery and receipt of possession of the Assets;

               (ii)     The Assignment and Assumption Agreement;

               (iii) Immediately available funds in the amount of the Purchase Price; and

               (iv) Such certificates and other documents as Seller and its counsel may reasonably require to evidence the receipt of Purchaser of all necessary corporate and regulatory authorizations and approvals for the consummation of the transactions provided for in this Agreement.

          (d)     All instruments, agreements and certificates described in this
     Section 2.2 shall be in form and substance reasonably satisfactory to the parties' respective legal counsel.


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ARTICLE III:  REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller hereby represents and warrants to Purchaser as follows, which representations and warranties shall survive the Effective Date for a period of 12 months:

Section 3.1.  Corporate Organization
------------------------------------

          Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia. Seller has the corporate power and authority to own its properties, to carry on its business as currently conducted and to effect the transactions contemplated herein.

Section 3.2.  No Violation
--------------------------

          Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, will violate or conflict with (a) Seller's Articles of Incorporation or Bylaws; (b) any material provision of any material agreement or any other material restriction of any kind to which Seller is a party or by which Seller is bound; (c) any material statute, law, decree, regulation or order of any governmental authority; or (d) any material provision that will result in a default under, or cause the acceleration of the maturity of, any material obligation or loan to which Seller is a party.

Section 3.3.  Enforceable Agreement
-----------------------------------

          This Agreement has been duly authorized, executed and delivered by Seller and is the legal, valid and binding agreement of Seller, enforceable in accordance with its terms.

Section 3.4.  No Brokers
------------------------

          All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Seller and Purchaser, and there has been no participation or intervention by any other person, firm or corporation employed or engaged by or on behalf of Seller in such a manner as to give rise to any valid claim, by any person, firm or corporation, against Seller or Purchaser for a brokerage commission, finder's fee or like commission.

Section 3.5.  Title
-------------------

          Seller owns, and will convey to Purchaser at the Closing, all of Seller's right, title and interest to the Assets free and clear of any claims, mortgages, liens, security interests, pledges or encumbrances of any kind, except as may otherwise be set forth in this Agreement. The personal property to be purchased by Purchaser is sold AS IS, WHERE IS, with no warranties or representations whatsoever, except as may be expressly represented or warranted in this Section 3.5.

ARTICLE IV:  REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby represents and warrants to Seller as follows, which representations and warranties shall survive the Effective Date for a period of 12 months:


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Section 4.1.  Corporate Organization
------------------------------------

          Purchaser is a banking corporation, duly organized, validly existing, and in good standing under the laws of the State of Georgia. Purchaser has the corporate power and authority to own the properties being acquired, to assume the liabilities being transferred and to effect the transactions contemplated herein.

Section 4.2.  No Violation
--------------------------

          Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, will violate or conflict with (a) the Articles of Incorporation or Bylaws of Purchaser; (b) any material provision of any material agreement or any other material restriction of any kind to which Purchaser is a party or by which Purchaser is bound; (c) any material statute, law, decree, regulation or order of any governmental authority; or (d) any material provision that will result in a default under, or cause the acceleration of the maturity of, any material obligation or loan to which Purchaser is a party.

Section 4.3.  Enforceable Agreement
-----------------------------------

          This Agreement has been duly authorized, executed and delivered by Purchaser and is the legal, valid and binding agreement of Purchaser enforceable in accordance with its terms.

Section 4.4.  No Brokers
------------------------

          All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Seller and Purchaser, and there has been no participation or intervention by any other person, firm or corporation employed or engaged by or on behalf of Purchaser in such a manner as to give rise to any valid claim, by any person, firm or corporation, against Seller or Purchaser for a brokerage commission, finder's fee or like commission.


ARTICLE V:  OBLIGATIONS OF PARTIES AFTER EFFECTIVE DATE

Section 5.1.  Further Actions
-----------------------------

          The parties hereto shall execute and deliver such instruments and take such other actions as the other party may reasonably require in order carrying out the intent of this Agreement.


Section 5.2.  Tax Reporting
---------------------------

          Seller shall comply with all tax reporting obligations in connection with the Assets on or before the Effective Date, and Purchaser shall comply with all tax reporting obligations with respect to the Assets after the Effective Date.

ARTICLE VI:  MISCELLANEOUS

Section 6.1.  Amendment and Modification
----------------------------------------


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          The parties hereto, by mutual consent of their duly authorized officers, may amend, modify and supplement this Agreement in such manner as may be agreed upon by them in writing.

Section 6.2.  Waiver and Extension
----------------------------------

          Either party, by written instrument signed by a duly authorized officer, may extend the time for the performance of any of the obligations or other acts of the other party and may waive (a) any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (b) compliance with any of the undertakings, obligations, covenants or other acts contained herein.

Section 6.3.  Assignment
------------------------

          This Agreement and all of the provisions hereof shall be binding, upon, and shall inure to the benefit of, the parties hereto and their permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto without the prior written consent of the other.

Section 6.4  Counterparts
-------------------------

          This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 6.5  Governing Law
--------------------------

          This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.

Section 6.6.  Sole Agreement
----------------------------

          This Agreement and the exhibits and attachments hereto represent the sole agreement between the parties hereto respecting the transactions contemplated hereby and all prior or contemporaneous written or oral proposals, agreements in principle, representations, warranties and understandings between the parties with respect to such matters are superseded hereby and merged herein.

Section 6.7.  Severability
--------------------------

          If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect.

Section 6.8.  Parties in Interest
---------------------------------

          Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon or give to any person (other than the parties hereto, their successors and permitted assigns) any rights or remedies


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     under or by reason of this Agreement, or any term, provision, condition, undertaking, warranty, representation, indemnity, covenant or agreement contained herein.


                               [Signatures Follow]


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the date first written above.


ATTEST:                               GEORGIAN BANK


By:                                   By:
   ---------------------------           ------------------------------
Name:                                 Name:
     -------------------------             ----------------------------
Title:                                Title:
      -------------------------             ---------------------------



ATTEST:                               G. TEEL ENTERPRISES, INC.


By:                                   By:
   ---------------------------           ------------------------------
Name:                                 Name:
     -------------------------             ----------------------------
Title:                                Title:
      -------------------------             ---------------------------


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